EXHIBIT 99.1

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

Goldman Sachs                                                GSAA 05 11

===================================================================================================================================

----------------------------------     -----------------------------       ------------------------------
Stats                                  RemTerm               Percent       Combined LTV           Percent
----------------------------------     -----------------------------       ------------------------------
Count: 2982                            351.000                  0.13        0.001 - 50.000           1.44
Schedule Balance: $922,169,822.31      352.000                  0.05        50.001 - 60.000          2.34
AverageSched Bal: $309,245.41          353.000                  0.13        60.001 - 70.000          5.89
GrossWAC: 5.981                        354.000                  0.42        70.001 - 75.000          5.04
NetWAC:    5.700                       355.000                  1.23        75.001 - 80.000         23.21
OTERM:     360                         356.000                  8.24        80.001 - 85.000          3.22
RTERM:     358                         357.000                  9.98        85.001 - 90.000         20.87
ATERM:     358                         358.000                 23.86        90.001 - 95.000         14.46
AGE: 2                                 359.000                 47.63        95.001 - 100.000        23.52
First CAP: 4.86                        360.000                  8.33        -----------------------------
Periodic CAP: 1.58                     -----------------------------        Total                  100.00
MAXRATE: 11.59                         Total:                 100.00        -----------------------------
MINRATE: 2.46                          -----------------------------
MTR: 47.31                                                                  -----------------------------
MARGIN:    2.41                        -----------------------------        FICO                  Percent
OLTV: 77.51                            Am WAM                Percent        -----------------------------
COLTV:     86.60                       -----------------------------        600.000 - 619.999        0.01
FICO: 715.825                          0.000 - 59.999          91.81        620.000 - 639.999        1.38
----------------------------------     120.000 - 179.999        0.01        640.000 - 659.999        5.78
                                       180.000 - 239.999        0.02        660.000 - 679.999       13.87
                                       300.000 - 359.999        6.95        680.000 - 699.999       18.32
----------------------------------     360.000 >=               1.21        700.000 - 719.999       16.03
                                       -----------------------------        720.000 - 739.999       13.49
Current Rate               Percent     Total                  100.00        740.000 - 759.999       13.74
----------------------------------     -----------------------------        760.000 - 779.999        9.53
4.001 - 4.500                0.20                                           780.000 - 799.999        6.18
4.501 - 5.000                2.50      -----------------------------        800.000 - 819.999        1.61
5.001 - 5.500               19.04      Age                   Percent        820.000 - 839.999        0.04
5.501 - 6.000               41.13      -----------------------------        -----------------------------
6.001 - 6.500               21.93      0                      8.33          Total                  100.00
6.501 - 7.000               11.80      1                     47.63          -----------------------------
7.001 - 7.500                2.71      2                     23.84
7.501 - 8.000                0.57      3                     10.00         ------------------------------
8.001 - 8.500                0.12      4                      8.24         PMI                    Percent
---------------------------------      5                      1.23         ------------------------------
Total                     100.00       6                      0.42         GEMICO                    0.83
---------------------------------      7                      0.13         MORTGAGE GUARANTY
                                       8                      0.05         INSURANCE                 0.12
---------------------------------      9                      0.13         OLTV <= 80 - NO MI       92.52
Scheduled Balance         Percent      ---------------------------         PMI MORTGAGE INSURANCE
---------------------------------      Total                100.00         CO                        3.20
0.01 - 50,000.00             0.04      ---------------------------         RADIAN                    0.54
50,000.01 - 100,000.00       1.83                                          REPUBLIC MORTGAGE
100,000.01 - 150,000.00      6.34      -----------------------------       INSURANCE CO              1.41
150,000.01 - 200,000.00      7.73      States              Percent         UGIC                      1.39
200,000.01 - 250,000.00      8.51      -----------------------------       ------------------------------
250,000.01 - 275,000.00      3.79       CA                   49.01         Total                   100.00
275,000.01 - 350,000.00     11.01       FL                    8.15         ------------------------------
350,000.01 - 400,000.00     10.21       AZ                    4.90
400,000.01 - 450,000.00     11.05       GA                    3.01         ------------------------------
450,000.01 - 500,000.00     10.09       VA                    4.48         Occupancy Code         Percent
500,000.01 - 550,000.00      6.27       WA                    3.41         ------------------------------
550,000.01 - 600,000.00      6.62       IL                    3.02         NON OWNER                19.03
600,000.01 - 750,000.00      8.98       MD                    3.21         OWNER OCCUPIED           77.00
750,000.01 - 850,000.00      1.57       NV                    2.66         SECOND HOME               3.97
850,000.01 - 950,000.00      1.75       CO                    2.19         ------------------------------
950,000.01 - 1,000,000.00    2.04       Other                15.96         Total                   100.00
1,000,000.01 - 1,250,000.00  0.63       ------------------------------     ------------------------------
1,250,000.01 - 1,500,000.00  0.79       Total               100.00
1,500,000.01 >=              0.74       ------------------------------     ------------------------------
-----------------------------------                                        Property Type          Percent
Total:                     100.00       ------------------------------     ------------------------------
-----------------------------------     Original LTV           Percent     2-4 FAMILY               6.39
                                        ------------------------------     CONDO                   12.28
-----------------------------------     0.001 - 50.000           1.70      CO-OP                    0.02
Original Term               Percent     50.001 - 60.000          2.78      PUD                     20.81
-----------------------------------     60.001 - 70.000         10.04      SINGLE FAMILY           60.51
360                         100.00      70.001 - 75.000          7.67      ------------------------------
-----------------------------------     75.001 - 80.000         70.34      Total                  100.00
Total                       100.00      80.001 - 85.000          0.74      ------------------------------
-----------------------------------     85.001 - 90.000          4.52
                                        90.001 - 95.000          2.11      ------------------------------
                                        95.001 - 100.000         0.10      Purpose                Percent
                                        -----------------------------      ------------------------------
                                        Total                  100.00      CASHOUT REFI            22.80
                                        -----------------------------      PURCHASE                65.79
                                                                           RATE/TERM REFI          11.40
                                                                           ------------------------------
                                                                           Total                  100.00
                                                                           ------------------------------

  ------------------------------------    -----------------------------
  Documentation Type           Percent    Conforming            Percent
  ------------------------------------    -----------------------------
  FULL/ALT DOC                   23.91    CONFORMING              42.75
  NO DOC                         18.23    NON CONFORMING          57.25
  STATE INCOME/STATED ASSET      57.85    -----------------------------
  ------------------------------------    Total:                 100.00
  Total:                        100.00    -----------------------------
  ------------------------------------
                                          -----------------------------
  ------------------------------------    Arm Index             Percent
  Interest Only               Percent     -----------------------------
  ------------------------------------    1 YEAR CMT               0.39
  N                              8.19     1 YEAR LIBOR            39.84
  Y                             91.81     6 MONTH LIBOR           59.77
  ------------------------------------    -----------------------------
  Total                        100.00     Total:                 100.00
  ------------------------------------    -----------------------------

  ------------------------------------    -----------------------------
  Interest Only Term          Percent     Margins               Percent
  ------------------------------------    -----------------------------
  0.000                         8.19      1.501 - 2.000           0.08
  36.000                        7.46      2.001 - 2.500          73.22
  60.000                       13.30      2.501 - 3.000          25.18
  84.000                        1.13      3.001 - 3.500           1.19
  120.000                      69.92      3.501 - 4.000           0.18
  ------------------------------------    4.001 - 4.500           0.15
  Total                       100.00      -----------------------------
  ------------------------------------    Total                 100.00
                                          -----------------------------
  ------------------------------------
  Silent                      Percent     -----------------------------
  ------------------------------------    First Adjustment Cap  Percent
  N                             42.31     -----------------------------
  Y                             57.69     1.000                   0.07
  ------------------------------------    1.500                   0.11
  Total                        100.00     2.000                   7.59
  ------------------------------------    3.000                   6.98
                                          5.000                  61.69
  ------------------------------------    6.000                  23.55
  Prepay Flag                Percent      6.875                   0.01
  ------------------------------------    -----------------------------
  N                            83.94      Total                 100.00
  Y                            16.06      -----------------------------
  ------------------------------------
  Total                       100.00      -----------------------------
  ------------------------------------    Periodic Cap          Percent
                                          -----------------------------
  ------------------------------------    1.000                   42.21
  Prepay Term                Percent      1.500                    0.11
  ------------------------------------    2.000                   57.62
  0.000                       83.94       2.250                    0.07
  6.000                        0.26       -----------------------------
  12.000                       0.87       Total                  100.00
  24.000                       0.01       -----------------------------
  30.000                       0.05
  36.000                      14.21       -----------------------------
  42.000                       0.28       Max Rate              Percent
  60.000                       0.37       -----------------------------
  ------------------------------------     9.001 - 9.500          0.17
  Total                      100.00        9.501 - 10.000         0.60
  ------------------------------------    10.001 - 10.500         4.98
                                          10.501 - 11.000        18.19
  ------------------------------------    11.001 - 11.500        22.81
  DTI                        Percent      11.501 - 12.000        31.08
  ------------------------------------    12.001 - 12.500        15.14
   <= 0.000                    10.72      12.501 - 13.000         5.95
   0.001 - 10.000               0.54      13.001 - 13.500         0.85
  10.001 - 20.000               2.56      13.501 - 14.000         0.18
  20.001 - 30.000              11.84      14.001 - 14.500         0.03
  30.001 - 40.000              50.69      -----------------------------
  40.001 - 50.000              22.92      Total                 100.00
  50.001 - 60.000               0.70      -----------------------------
  60.001 - 70.000               0.04
  -----------------------------------
  Total                       100.00
  -----------------------------------




                                                                                                                       Page 1 of 2

Goldman Sachs                                                GSAA 05 11

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------------------------------         -------------------------------
Floor Rate             Percent         Product Type            Percent
------------------------------         -------------------------------
1.501 - 2.000          0.01            1 YEAR ARM              5.08
2.001 - 2.500         71.60            10 YEAR ARM             0.32
2.501 - 3.000         25.28            2 YEAR ARM              4.11
3.001 - 3.500          1.25            3 YEAR ARM             32.87
3.501 - 4.000          0.43            5 YEAR ARM             55.13
4.001 - 4.500          0.04            7 YEAR ARM              2.49
5.001 - 5.500          0.31            -------------------------------
5.501 - 6.000          0.37            Total:                100.00
6.001 - 6.500          0.44            -------------------------------
6.501 - 7.000          0.21
7.001 >=               0.05            -------------------------------
------------------------------         Self Employment Flag    Percent
Total:               100.00            -------------------------------
------------------------------         N                       77.94
                                       Y                       22.06
------------------------------         -------------------------------
Months To Roll        Percent          Total:                  100.00
------------------------------         -------------------------------
8.                     0.11
9.                     0.30            -------------------------------
10.                    0.30            Originator              Percent
11.                    2.40            -------------------------------
12.                    1.97            ACCREDITED                0.11
21.                    0.07            AMERICAN HOME EQU         0.46
22.                    1.22            AMERICAN MORTGAGE         4.88
23.                    2.72            AMERICORP CREDIT          0.09
24.                    0.11            BANKERSWEST FUNDI         0.71
29.                    0.11            BAYROCK MORTGAGE          0.07
30.                    0.17            CHOICE CAPITAL FU         0.06
31.                    0.04            CHRISTOPHER E HOB         0.21
32.                    0.33            COUNTRYWIDE               1.01
33.                    1.44            CTX                       4.86
34.                    9.96            FIRST GREENSBORO          0.09
35.                   19.54            FIRST MERIDIAN MO         0.19
36.                    1.22            FIRST NLC LLC             0.43
51.                    0.13            FLICK MORTGAGE IN         0.16
52.                    0.05            GREENPOINT               39.26
53.                    0.02            HARBOURTON MORTGA         0.07
54.                    0.25            HOME LOAN CENTER          0.09
55.                    1.18            HOME LOAN EXPANDE         0.58
56.                    7.75            LOAN CENTER OF CA         0.22
57.                    8.09            MARIBELLA MORTGAG         0.10
58.                   12.12            METROCITIES MORTG         0.78
59.                   20.56            NATCITY                  11.09
60.                    4.65            NORTH SHORE COMMU         0.14
61.                    0.33            NY MORTGAGE COMPA         0.43
71.                    0.05            PLAZA HOME MORTGA         0.20
82.                    0.20            PRIME MORTGAGE            0.11
83.                    2.24            RESIDENTIAL MORTG        10.37
84.                    0.05            SCME                      2.71
117.                   0.09            SEA BREEZE FINANC         0.60
118.                   0.06            SECURED BANKERS M         2.85
119.                   0.17            SILVERGATE BANK           0.09
------------------------------         SOUTHSTAR FUNDING         1.38
Total:               100.00            SUNTRUST                 15.22
------------------------------         USA FUNDING               0.04
                                       VALLEY VISTA              0.11
------------------------------         WELLS FARGO               0.06
Number of Units        Percent         WINSTAR MORTGAGE          0.21
------------------------------         -------------------------------
1                     93.54            Total:                  100.00
2                      3.22            -------------------------------
3                      1.54
4                      1.70
------------------------------
Total:               100.00
------------------------------




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                                                 August 30, 2005 10:17                                                 Page 2 of 2